Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the President and Chief Executive Officer of American Science and Engineering, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1.                         the Company’s Annual Report on Form 10-K for the year ended March 31, 2011 (“10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                         the information contained in the Company’s 10-K being filed fairly presents, in all material respects, the financial condition and results of operation of the Company

Date: June 9, 2011

/s/ ANTHONY R. FABIANO
Anthony R. Fabiano
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to American Science and Engineering, Inc. and will be retained by American Science and Engineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.